Other Charges	6 Months Ended
Jul. 31, 2026
Other Charges
Other Charges

Note 20 - Other Charges

Other charges are comprised of acquisition-related costs, contingent consideration adjustments and restructuring initiatives which have been undertaken from time to time under various restructuring plans. Acquisition-related costs primarily include advisory services, administrative costs and retention bonuses to employees joining by way of an acquisition, and collectively relate to completed and prospective acquisitions. Contingent consideration adjustments relate to changes in anticipated acquisition earnout payment accruals primarily as a result of increases or decreases to revenue performance and forecasts. Revenue forecasts are updated on a quarterly basis and the related earnout payment accruals are updated accordingly.

The following tables show the components of other charges as follows:

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2026	2025	2026	2025
Acquisition-related costs	1,146	959	2,095	4,444
Contingent consideration accretion and adjustments	106	96	237	(59)
Restructuring plans	7	4,064	2	4,183
	1,259	5,119	2,334	8,568

Fiscal 2026 Restructuring Plan

In the second quarter of fiscal 2026, management approved and began to implement the fiscal 2026 restructuring plan to reduce operating expenses and increase operating margins. As of July 31, 2026, $4.6 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction charges, office closures and other. As of July 31, 2026, this plan is substantially complete with a nominal amount of future expected workforce reduction charges.

	Workforce	Office
	Reduction	Closures	Other	Total
Balance at January 31, 2026	63	—	—	63
Accruals and adjustments	(6)	7	—	1
Cash draw downs	(38)	(7)	—	(45)
Non-cash draw downs and foreign exchange	(1)	—	—	(1)
Balance at July 31, 2026	18	—	—	18